================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               SCIOTO DOWNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               SCIOTO DOWNS, INC.

6000 SOUTH HIGH STREET                                            COLUMBUS, OHIO


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

To the Shareholders of
Scioto Downs, Inc.:

    Notice is hereby given that the annual meeting of the shareholders of Scioto Downs, Inc. will be held in the Clubhouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on Wednesday, February 25, 1998, at 2:00 P.M. (E.S.T.). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    (1)    To elect three directors, each for a term of three (3) years.

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The board has fixed December 29, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof.

    If you do not expect to be present in person, there is enclosed herewith for your use a proxy which you are requested to sign, date and return promptly in the enclosed self-addressed, stamped envelope.

                                                        Very truly yours,



                                                        RODERICK H. WILLCOX
                                                        Secretary
Dated:  February 5, 1998
Columbus, Ohio

                               SCIOTO DOWNS, INC.
                             6000 SOUTH HIGH STREET
                              COLUMBUS, OHIO 43207


                                 PROXY STATEMENT

    The enclosed proxy is solicited by the board of directors of Scioto Downs, Inc. at the cost of the corporation for use at the annual meeting of the shareholders of the corporation to be held on Wednesday, February 25, 1998, or any adjournments thereof. This proxy statement is dated February 5, 1998, the intended date of mailing.

    Without affecting any vote previously taken, the proxy may be revoked by a shareholder at any time before it is voted by delivering to the corporation a later-dated proxy or by giving notice of revocation to the corporation in writing or in open meeting. All proxies which are signed, dated and received prior to the meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS".

    As used herein, the term "corporation" means Scioto Downs, Inc.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

    The total number of outstanding voting securities of the corporation entitled to vote at the annual meeting is 595,767 common shares. Each shareholder is entitled to one (1) vote for each common share held of record on the 29th day of December, 1997. There are no cumulative voting rights in the election of directors. There are no rights of appraisal or similar rights of dissenting shareholders with regard to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth those persons or entities known to the corporation to be the beneficial owners of more than five percent (5%) of the outstanding voting securities of the corporation on December 29, 1997.

                                                                   AMOUNT AND
                                                                    NATURE OF
   TITLE OF                NAME AND ADDRESS OF                     BENEFICIAL                 PERCENT
     CLASS                  BENEFICIAL OWNER                        OWNERSHIP                OF CLASS
   ---------            ------------------------                 --------------             -----------
   Common             LaVerne A. Hill (1)......................       201,239                   33.8%
                      4814 Riverside Drive
                      Columbus, Ohio 43220

   Common             Bud C. Hatfield..........................       127,076                   21.3%
                      4000 West Broad Street
                      Columbus, Ohio 43228

   Common             Mid-America Racing.......................        63,420                   10.7%
                      Association, Inc. (1)
                      6000 South High Street
                      Columbus, Ohio 43207

(1) LaVerne A. Hill owns 137,819 shares of the corporation directly, constituting 23.1% of the outstanding voting securities. LaVerne A. Hill is also a majority shareholder of Mid-America Racing Association, Inc., which owns 63,420 shares of the corporation, constituting 10.7% of the outstanding voting securities. LaVerne A. Hill therefore beneficially owns 201,239 shares which represents 33.8% of the outstanding voting securities. The shares owned by Mid-America Racing Association, Inc. as shown above are also included in the number of shares beneficially owned by LaVerne A. Hill. See also footnote (3) under ELECTION OF DIRECTORS.


SECURITY OWNERSHIP OF MANAGEMENT

    For further information, see footnotes under ELECTION OF DIRECTORS.

                                                                   AMOUNT AND
                                                                    NATURE OF
   TITLE OF                NAME AND ADDRESS OF                     BENEFICIAL                 PERCENT
     CLASS                  BENEFICIAL OWNER                        OWNERSHIP                OF CLASS
   ---------            ------------------------                 --------------             -----------
   Common             LaVerne A. Hill .........................       201,239                  33.80%
                      4814 Riverside Drive
                      Columbus, Ohio 43220

   Common             Robert S. Steele.........................         6,267                    1.05
                      2607 Geyerwood Court
                      Grove City OH43123

   Common             John J. Chester.......................            3,979                     .66
                      4906 Riverside Drive
                      Columbus OH 43220

   Common             Russel G. Means..........................           100                     .01
                      5711 Barry Trace
                      Dublin OH 43017

   Common             Delmer L. Bone...........................         9,000                    1.50
                      208 North King
                      Xenia OH 45385

   Common             John F. Fissell..........................         3,242                     .54
                      565 Lawnwood Court
                      Circleville OH 43113

   Common             William C. Heer..........................         9,265                    1.55
                      124 Ashbourne
                      Columbus OH 43209



   Common             Robert R. Schwartz.......................           181                     .03
                      4004 State Route 238 N.E.
                      Bloomingburg OH 43106

CHANGES IN CONTROL

    No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.


                              ELECTION OF DIRECTORS

    The board of directors has designated the nominees listed below for election as directors of the corporation for terms expiring in 2001. All of the nominees are presently directors of the corporation and have been previously elected by the shareholders. John B. Gerlach died in January of 1997 and Robert R. Schwartz has been elected by the Board to serve as a director for Mr. Gerlach's unexpired term. Dr. Paul A. Soldner died in September of 1997 and that vacancy has not yet been filled. The enclosed proxy will be voted as specified thereon, or if no instructions are given to the contrary, FOR the nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

    Under Ohio law and the corporation's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors. Votes will be tabulated by Inspectors of Election appointed at the annual meeting. Abstentions are tabulated but not counted in total of votes "for" a nominee.

    The following table sets forth the nominees for election to the board of directors, the directors of the corporation whose terms in office will continue, and certain information, as of December 29, 1997, with respect to each nominee and director and all directors and executive officers as a group.

                              DIRECTOR            POSITIONS WITH CORPORATION            COMMON SHARES
                              CONTINUOUSLY        AND BUSINESS EXPERIENCE               BENEFICIALLY
NAME AND AGE                  SINCE               DURING PAST FIVE YEARS                OWNED (1)
--------------                -----------         ---------------------------           -------------
                                 NOMINEES - TERMS TO EXPIRE IN 2001
John J. Chester, 77           1976                Director, Scioto Downs, Inc.;             3,979 (3)(6)
                                                  Partner in law firm of Chester,
                                                  Willcox & Saxbe LLP.

Russel G. Means, 71           1988                Director, Scioto Downs, Inc.;               100
                                                  Retired Employee and Former
                                                  Chairman of Board, Employee
                                                  Benefit Management Corp.

Delmer L. Bone, 67            1995                Director, Scioto Downs, Inc.;             9,000
                                                  Elected official - County
                                                  Commissioner, Greene County, Ohio;
                                                  Floral and beauty shop executive.

                        CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999
John F. Fissell, 68           1986                Director, Scioto Downs, Inc.;             3,242
                                                  Consultant, Sturm & Dillard.

William C. Heer, 76           1952                Director and Treasurer, Scioto            9,265 (3)(5)
                                                  Downs, Inc.; Vice President,
                                                  National Graphics; Director and
                                                  Treasurer, Mid-America Racing
                                                  Association, Inc.

                         CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000
LaVerne A. Hill, 74           1985                Director and Vice-President,            201,239 (2)(3)
                                                  Scioto Downs, Inc.; President and
                                                  Director, Mid-America Racing
                                                  Association, Inc.

Robert S. Steele, 78          1974                Director, President and Chief             6,267 (3)(4)
                                                  Operating Officer, Scioto Downs,
                                                  Inc.; Vice-President and Director,
                                                  Mid-America Racing Association,
                                                  Inc.

Robert R. Schwartz, 50        1997                Director, Scioto Downs, Inc.;               181
                                                  Doctor of Veterinary Medicine

All executive officers and directors as a group (9 people)................................233,373  (7)

----------------------------------
    (1) All amounts are as of December 29, 1997. Unless otherwise indicated, each named person has sole investment power over the listed shares, or shares such power with his spouse. LaVerne A. Hill (33.8%), Delmer L. Bone (1.5%), William C. Heer (1.5%) and Robert S. Steele (1.05%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the corporation's outstanding common shares.

    (2) See footnote (1) under "Security Ownership of Certain Beneficial
Owners".

    (3) LaVerne A. Hill, John J. Chester, Robert S. Steele and William C. Heer own all of the outstanding shares of Mid-America Racing Association, Inc. Mid-America Racing Association, Inc. owns 63,420 shares of the corporation. LaVerne A. Hill is a majority shareholder, President and director of Mid-America Racing Association, Inc. Mr. Heer is Treasurer and a director of Mid-America Racing Association, Inc. Mr. Steele is Vice-President and a director of Mid-America Racing Association, Inc. John J. Chester is a director of Mid-America Racing Association, Inc. There is in effect a lease of its premises from the corporation to Mid-America Racing Association, Inc. for the conducting of a harness race meeting. This race meeting has traditionally been held following the conclusion of the race meeting conducted by the corporation. The term of the lease is for twenty-five years, commencing January 1, 1988. The remuneration therefrom is determined on the basis of a percentage of the mutual handle plus the sharing of certain expenses. During the fiscal year ending October 31, 1997, $353,442 plus $143,369 in shared expenses was received by the corporation pursuant to this lease. In addition, Mid-America Racing Association, Inc. paid $7,200 to the corporation for office rental. Improvements have been made by the corporation, at its expense, to the racing facilities owned by it located at 6000 South High Street. Under the applicable provisions of the Ohio racing law, improvements that meet certain standards may be approved as qualifying for tax abatement. Up to seventy percent (70%) of the cost of approved improvements may be recovered through this tax abatement program which is based on a reduction in parimutuel taxes. During the fiscal year ending October 31, 1997, Mid-America Racing Association, Inc. retained $128,486 as a result of the tax abatement program, which funds were returned to the corporation at whose expense the improvements were made. In addition, Mid-America Racing Association, Inc. paid the corporation $76,268 in 1997 which represents two (2) monthly payments on the loan carried by the corporation with National City Bank to finance the clubhouse remodeling and forty-seven percent (47%) of the payments due on the loan for simulcasting equipment.

    (4) Robert S. Steele and his wife jointly own 2582 shares of record and exercise voting and investment powers as to these shares. Robert S. Steele holds 37 shares as custodian for his son and exercises voting and investment powers as to these shares.

    (5) William C. Heer's wife owns 1000 shares of record and exercises voting and investment powers as to these shares. Mr. Heer is Vice President of National Graphics Corporation which did printing business with the corporation in 1997 in the amount of $76,747. Mr. Heer has no ownership interest in National Graphics Corporation.

    (6) John J. Chester is a partner in the law firm of Chester, Willcox & Saxbe, LLP which has been retained as legal counsel for the corporation during the last fiscal year and which is legal counsel for the corporation during the current fiscal year.

    (7) See Notes 1 - 5 above. These 233,373 shares represent 39.2% of the corporation's outstanding common shares and include 100 shares owned by Roderick
H. Willcox, secretary of the corporation.

    None of the directors or nominees are also directors of companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements.

    No family relationships exist among the directors and nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the knowledge of the corporation all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 have been filed, except that a Form 4 reflecting the purchase of 100 shares by Mid-America Racing Association, Inc. was not timely filed by LaVerne A. Hill. The purchase was reflected in a Form 5 filing.

COMPENSATION OF DIRECTORS

    Each director receives $300 for each board meeting attended as compensation for their services as a director. In addition, a director is compensated for travel expenses to a board meeting at the rate of 25 cents per mile for all mileage traveled inside the State of Ohio, but outside of Franklin County. Directors who are members of a committee receive $300 for each committee meeting attended by that director.

COMMITTEES OF DIRECTORS

    The board of directors has an audit committee which consisted of John B. Gerlach, Russel G. Means and William C. Heer. The audit committee met once in January of 1997 at which time the committee members reviewed Form 10K to be filed with the Securities and Exchange Commission. In addition, the committee reviewed the corporation's management system and the scope of the work performed by the corporation's auditors with representatives of Coopers & Lybrand L.L.P.

    The board has a compensation committee consisting of Delmer L. Bone, Paul A. Soldner and John J. Chester. This committee met once during 1997. The function of this committee is to review the compensation of executive officers and report their findings and recommendations to the full board.

    The board does not have a nominating committee.

    During the last fiscal year ending October 31, 1997, there were seven meetings of the board of directors. All directors attended at least 75% of the aggregate of (1) the total number of meetings of the board, and (2) the total number of meetings held by all committees of the board on which he or she served, except Russel G. Means and Paul A. Soldner.

                               EXECUTIVE OFFICERS

    The following information relates to the present executive officers of the corporation.

NAME AND AGE                OFFICE                               BUSINESS EXPERIENCE - FIVE YEARS
-------------               -----                                -------------------------------
Robert S. Steele, 78        President and Chief Operating        President and Chief Operating Officer,
                            Officer since 1989.                  Scioto Downs Inc.; Vice-President and
                                                                 Director, Mid-America Racing Association, Inc.

LaVerne A. Hill, 74         Vice-President since 1992.           Vice-President Scioto Downs, Inc.;
                                                                 President and Director, Mid-America
                                                                 Racing Association, Inc.

William C. Heer, 76         Treasurer since 1959.                Vice-President National Graphics;
                                                                 Treasurer, Scioto Downs, Inc.; Director
                                                                 and Treasurer, Mid-America Racing
                                                                 Association, Inc.

Roderick H. Willcox, 64     Secretary since 1974.                Partner in law firm of Chester,
                                                                 Willcox & Saxbe, LLP, counsel for
                                                                 Scioto Downs, Inc.

    No family relationships exist among the Executive Officers.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information for the fiscal years ended October 31, 1997, 1996 and 1995 as to cash compensation paid by the corporation, as well as certain other compensation paid or accrued for those years, to the corporation's chief executive officer or person serving in that capacity.

                           SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
                                                             |--------------------|--------|
                                     Annual Compensation     |       Awards       |Payouts |
                               ------------------------------|--------------------|--------|
                                                             |                    |        |
  (a)                 (b)       (c)       (d)        (e)     |  (f)        (g)    |  (h)   |       (i)
                                                             |                    |        |    All Other
                                                    Other    |                    |        |  Compensation
                                                    Annual   |Restricted          |        |      ($)(1)
Name and                                            Compen-  |  Stock             | LTIP   |           Total
Principal                                           sation   | Awards     Options |Payouts |Matching  Pension
Position              Year    Salary($) Bonus($)      ($)    |   ($)     SARs (#) |  ($)   |  401K   Received
-------------------------------------------------------------|--------------------|--------|-----------------
                                                             |                    |        |
Robert S. Steele,   10/31/97   57,500    12,500       -0-    |   -0-        -0-   |  -0-   |  1,725   24,872
President and       10/31/96   57,500      -0-        -0-    |   -0-        -0-   |  -0-   |  1,725   24,872
Chief Operating     10/31/95   57,500      -0-        -0-    |   -0-        -0-   |  -0-   |  1,725   24,872
Officer

1 One-half of this pension distribution is attributable to Scioto Downs, Inc. and one-half to Mid-America Racing Association, Inc.

                                LEGAL PROCEEDINGS

    To the corporation's knowledge, there are no material pending legal proceedings to which any director, officer or affiliate of the corporation, any owner of record or beneficially of more than five percent of the voting securities of the corporation, or any associate of any such director, officer or security holder is a party adverse to the corporation or has a material interest adverse to the corporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

    Coopers & Lybrand L.L.P. with offices at 100 East Broad Street, Columbus, Ohio, are the independent public accountants for the corporation. They are selected by the board of directors. It is expected that representatives of Coopers & Lybrand L.L.P. will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

    The corporation's financial statements for the previous fiscal year were audited by Coopers & Lybrand L.L.P. In addition Coopers & Lybrand L.L.P. also reviewed the corporation's annual and quarterly reports filed with the Securities and Exchange Commission.


                              FINANCIAL INFORMATION

    The financial information contained in the 1997 annual report of the corporation audited by Coopers & Lybrand L.L.P. is incorporated herein by reference.


                              SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the next annual meeting of the corporation must be received by the corporation for inclusion in the proxy statement and proxy relating to that meeting no later than September 18, 1998.


                                  OTHER MATTERS

    Management knows of no other business which may be brought before the forthcoming annual meeting of shareholders. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

    IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY.

    IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.


    By order of the Board of Directors.

                                                          RODERICK H. WILLCOX
                                                          Secretary
    Dated: February 5, 1998
    Columbus, Ohio

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

6000 SOUTH HIGH STREET          SCIOTO DOWNS, INC.                COLUMBUS, OHIO
                                ------------------
The undersigned hereby appoints John F. Fissell, William C. Heer, and LaVerne A. Hill, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of Scioto Downs, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held in the Clubhouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on February 25, 1998, at 2:00 P.M., or at any adjournment thereof, as designated below. A majority of said attorneys and proxies who shall be present at the meeting (or if only one be present and act, then that one) shall have and exercise all the powers hereunder.

1. ELECTION OF DIRECTORS                          WITHHOLD AUTHORITY
   For all nominees listed below [ ]              to vote for all nominees
   (except as marked to the                       listed below  [ ]
   contrary below)


   Terms ending in 2001: Delmer L. Bone, John J. Chester and Russel G. Means.
   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

--------------------------------------------------------------------------------
         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

2. Upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY TO VOTE FOR ANY NOMINEE IS NOT WITHHELD, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE.


Dated____________________________________ , 1998



                                            Shareholder's Signature

                                            ------------------------------------

                                            ------------------------------------

                                            Executors, Administrators, Trustees,
                                            Guardians and persons signing under
                                            powers of attorney should indicate
                                            their respective capacity. If shares
                                            are held jointly, each holder should
                                            sign.

                       PLEASE SIGN, DATE AND MAIL PROMPTLY